                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 14, 2005
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                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                 0-25918                            13-3672716
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(State or Other           (Commission                          (IRS Employer
Jurisdiction of           File Number)                      Identification No.)
Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
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                         (Registrant's telephone number,
                              including area code)

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                   (Former Name, if Changed Since Last Report)

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 14, 2005, Everlast Worldwide, Inc. (the "Company") executed a license  agreement (the "License  Agreement") with Jacques Moret,  Inc., a New
York corporation (the "Licensee"), a copy of which is attached hereto as Exhibit
99.1. The License Agreement grants the Licensee, a major supplier in the apparel industry in the United States,  a license for the use of the Everlast(R) mark in the  United  States,  its  territories  and  possessions,  and any and all  U.S.
military  installations and bases worldwide,  in men's apparel,  including men's
activewear,   sportswear,  jeans,  swimwear,  and  outerwear  (but  specifically excluding boys',  infant, and toddler apparel,  and all professional and amateur boxing apparel)  commencing on January 1, 2006 (the "Effective Date").  Pursuant
to the terms of the License  Agreement,  the Licensee shall, among other things, pay royalties of five percent of net sales of product  licensed to Licensee (the
"Licensed Products"), subject to certain exceptions, with at least $2,250,000 in guaranteed royalties to the Company in the first four-year term.

         The License  Agreement  terminates on December 31, 2009 and, subject to certain conditions,  may be renewed for two additional  five-year terms provided that the Licensee has satisfied certain renewal conditions.

         The Company has also agreed to grant the Licensee a warrant to purchase
100,000 shares of the Company's common stock with an exercise price of $7.42 per share of common stock (the "Warrant"),  exercisable  beginning  January 1, 2007.
The Warrant  provides for  customary  adjustment  of the exercise  price and the number of underlying securities upon the occurrence of capitalization changes or
dividends  and  distributions.   The  Warrant  also  provides  Licensee  certain
piggyback  registration  rights for the underlying  shares of common stock.  The
Warrant  expires on January 1, 2016. A copy of the Warrant is attached hereto as
Exhibit 99.2.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits

Exhibit Number    Description
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99.1              License Agreement between Everlast  Worldwide Inc. and Jacques
                  Moret, Inc. dated December 14, 2005.

99.2              Warrant  effective  as of January 1, 2006  issued by  Everlast
                  Worldwide Inc. in favor of Jacques Moret, Inc.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             EVERLAST WORLDWIDE INC.

December 20, 2005                            By: /s/ Gary J. Dailey
                                                 -------------------------------
                                                 Name:  Gary J. Dailey
                                                 Title: Chief Financial Officer

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